NUVEEN CORE BOND FUND

NUVEEN CORE PLUS BOND FUND

NUVEEN HIGH INCOME BOND FUND

NUVEEN INFLATION PROTECTED SECURITIES FUND

NUVEEN INTERMEDIATE GOVERNMENT BOND FUND

NUVEEN SHORT TERM BOND FUND

NUVEEN STRATEGIC INCOME FUND

SUPPLEMENT DATED MARCH 4, 2014

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED OCTOBER 31, 2013

The section “Investment Policies and Techniques—Real Estate Investment Trust (“REIT”) Securities” is deleted in its entirety and replaced with the following:

Real Estate Investment Trust (“REIT”) Securities

Nuveen High Income Bond Fund may invest in common stock issued by real estate investment trusts (“REITs”). All of the Funds may invest in debt securities issued by REITs and all of the Funds, other than Nuveen Intermediate Government Bond Fund and Nuveen Short Term Bond Fund, may invest in preferred stock issued by REITs. REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT.

A Fund’s investment in the real estate industry subjects the Fund to risks associated with that industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry.

A Fund is also subject to risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Code or their failure to maintain an exemption from registration under the 1940 Act. By investing in REIT common stock indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

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FUND’S STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-FINCSAI-0314P